Rule 497(k)
File No. 333-210186

First Trust Exchange-Traded Fund VIII

SUMMARY PROSPECTUS
First Trust CEF Income Opportunity ETF
Ticker Symbol:	FCEF
Exchange:	Nasdaq
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FCEF.  You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.  The Fund’s  prospectus and statement of additional information, both dated January 2, 2019, are all incorporated by reference into this Summary Prospectus.
January 2, 2019

Investment Objectives
The First Trust CEF Income Opportunity ETF (the "Fund") seeks to provide current income with a secondary emphasis on total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	2.11%
Total Annual Fund Operating Expenses	2.96%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$299	$916	$1,558	$3,281
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges. Closed-end funds issue shares of common stock that are traded on a securities exchange. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.
In selecting the closed-end funds for the Fund’s portfolio, the Fund’s investment advisor utilizes a range of investment approaches. The Fund’s investment advisor generally takes a systemic approach to investing, including the utilization of a proprietary model that identifies, sorts and scores closed-end funds based upon various market metrics and economic factors, including, but not limited to, fund size, duration, leverage ratio, average maturity, earnings rate, undistributed net investment income, distribution rate, premium or discount, net asset value and share price returns, sponsor and distribution policies.
The Fund may hold closed-end funds that invest in U.S. and non-U.S. equity securities, U.S. and non-U.S. government debt securities, corporate debt securities, municipal securities, commodities, preferred securities, convertible securities, high yield securities (also known as “junk bonds”), master limited partnerships ("MLPs"), real estate investment trusts ("REITs") and senior loans, as well as other types of investments. In addition, the Fund may also invest in exchange-traded funds (“ETFs”).
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.
ASSET-BACKED SECURITIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold asset-backed securities. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. As with other debt securities, asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to an underlying fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
BANK LOANS RISK. The Fund may invest in closed-end funds and/or ETFs that hold bank loans. Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If an underlying fund holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the underlying fund, and that the underlying fund’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may cause the underlying fund to be unable to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and an underlying fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
CALL RISK. The Fund may invest in closed-end funds and/or ETFs that hold debt securities. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. An underlying fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. An underlying fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the fund’s income.
CLOSED-END FUNDS RISK. Shares of closed-end funds trade on exchanges at market prices rather than net asset value and cannot be redeemed on demand. Accordingly, closed-end fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). There can be no assurance that a discount on shares of closed-end funds purchased by the Fund will not decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value for those shares. As a shareholder in a closed-end fund, the Fund bears its ratable share of the fund’s expenses, subjecting Fund shareholders to additional expenses. Additionally, closed-end funds may utilize leverage. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities.
COMMODITIES RISK. The Fund may invest in closed-end funds and/or ETFs that have exposure to commodities. Commodity prices can have significant volatility, and exposure to commodities, directly or through other securities can cause the value of an underlying fund’s assets to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for an underlying fund to sell them at a desirable price or at the price at which it is carrying them.
CONVERTIBLE SECURITIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold convertible securities. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price and more like a debt security when the underlying stock price is low relative to the conversion price.
COUNTERPARTY RISK. The Fund may invest in closed-end funds and/or ETFs that are subject to counterparty risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the underlying fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying fund. An underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
COVENANT-LITE LOAN RISK. The Fund may invest in closed-end funds and/or ETFs that hold covenant-lite loans. Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder an underlying fund’s ability to reprice credit risk associated with the borrower and reduce the fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, an underlying fund’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle.
COVERED CALL RISK. The Fund may invest in closed-end funds and/or ETFs that write covered calls. The writer of a covered call option forgoes any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss if the underlying security declines in value. An underlying fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect an underlying fund.
CREDIT RISK. An issuer or other obligated party of a debt security held by an underlying fund may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CURRENCY RISK. The Fund may invest in closed-end funds and/or ETFs that hold securities denominated in a non-U.S. currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in an underlying fund’s portfolio. An underlying fund’s net asset value could decline if a currency to which the fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in such an underlying fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold debt securities. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by an underlying fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
DERIVATIVES RISK. The Fund may invest in closed-end funds and/or ETFs that utilize derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
DISTRESSED SECURITIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold distressed debt securities. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in high-yield securities that are not in default. Generally, an underlying fund will not receive interest payments from the distressed securities it holds, and there is a substantial risk that the principal will not be repaid. In any reorganization or liquidation proceeding related to a distressed debt security, an underlying fund may lose its entire investment in the security.
DIVIDENDS RISK. The Fund may invest in closed-end funds and/or ETFs that hold dividend-paying securities. An underlying fund’s investment in dividend-paying securities could cause the fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
EMERGING MARKETS RISK. The Fund may invest in closed-end funds and/or ETFs that hold securities issued by companies operating in emerging market countries. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
EQUITY SECURITIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold equity securities. The value of an underlying fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF RISK. Under certain market conditions, the Fund may invest in ETFs. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
EXTENSION RISK. The Fund may invest in closed-end funds and/or ETFs that hold debt securities. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FLOATING RATE SECURITIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold floating rate securities. Floating rate securities are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. As a result, the coupon on floating rate securities will generally decline in a falling interest rate environment, causing an underlying fund to experience a reduction in the income it receives from the security. A floating rate security’s coupon rate resets periodically according to the terms of the security. Consequently, in a rising interest rate environment, floating rate securities with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate securities may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate which would decrease the value of the security.
HIGH YIELD SECURITIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold high yield securities. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for an underlying fund.
INCOME RISK. The Fund may invest in closed-end funds and/or ETFs that hold debt securities. An underlying fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because an underlying fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the fund otherwise needs to purchase additional debt securities.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by the Fund.
INTEREST RATE RISK. The Fund may invest in closed-end funds and/or ETFs that hold debt securities. Interest rate risk is the risk that the value of the debt securities in an underlying fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. An underlying fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
INVESTMENT RESTRICTION RISK. The Fund’s investment in other investment companies is restricted by federal securities laws and the Fund’s associated exemptive relief which limit the size of the position the Fund can take in another investment company. These limitations may prevent the Fund from purchasing shares of an investment company that it may have otherwise purchased pursuant to its principal investment strategy.
LEVERAGE RISK. The Fund may invest in closed-end funds and/or ETFs that utilize leverage. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in an underlying fund’s exposure to an asset or class of assets and may cause the value of the fund’s shares to be volatile and sensitive to market swings.
LIQUIDITY RISK. The Fund may invest in closed-end funds and/or ETFs with investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, an underlying fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MLP RISK. The Fund may invest in closed-end funds and/or ETFs that hold master limited partnerships ("MLPs"). Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP's general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price.

MORTGAGE-RELATED SECURITIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold mortgage-related securities. Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make an underlying fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect an underlying fund's actual yield to maturity on any mortgage-related securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.
MUNICIPAL SECURITIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold municipal securities. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal securities held by an underlying fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. In addition, income from municipal securities held by an underlying fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by an underlying fund to be taxable and may result in a significant decline in the values of such municipal securities.
MUNICIPAL SECURITIES MARKET LIQUIDITY RISK. The Fund may invest in closed-end funds and/or ETFs that hold municipal securities. From time to time, inventories of municipal securities held by brokers and dealers may decrease, lessening their ability to make a market in these securities. Any reduction in market making capacity has the potential to decrease an underlying fund’s ability to buy or sell municipal securities, and increase price volatility and trading costs, particularly during periods of economic or market stress. As a result, an underlying fund may be forced to accept a lower price to sell a municipal security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold non-U.S. securities. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PREFERRED SECURITIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
PREPAYMENT RISK. The Fund may invest in closed-end funds and/or ETFs that hold debt securities. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as an underlying fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in an underlying fund to change.
REIT RISK. The Fund may invest in closed-end funds and/or ETFs that hold REITs. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies.
SENIOR LOAN RISK. The Fund may invest in closed-end funds and/or ETFs that hold senior loans. Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If an underlying fund holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. No active trading market may exist for certain senior loans, which may impair the ability of an underlying fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Lastly, senior loans may not be considered “securities,” and an underlying fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws.
SMALLER COMPANIES RISK. The Fund may invest in closed-end funds and/or ETFs that hold the securities of small and/or mid capitalization companies. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUATION RISK. The Fund may invest in closed-end funds and/or ETFs that hold debt securities. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Also, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities.
ZERO COUPON BOND RISK. The Fund may invest in closed-end funds and/or ETFs that hold zero coupon bonds. Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus an underlying fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of a market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust CEF Income Opportunity ETF
Calendar Year Total Returns as of 12/31 (1)
(1)	The Fund's calendar year-to-date total return based on net asset value for the period 12/31/17 to 09/30/18 was 3.78%.
During the periods shown in the chart above:
Best Quarter		Worst Quarter
6.19%	March 31, 2017	1.47%	December 31, 2017
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	Since Inception	Inception Date
Return Before Taxes	16.56%	13.80%	9/27/2016
Return After Taxes on Distributions	14.11%	11.31%
Return After Taxes on Distributions and Sale of Fund Shares	9.37%	9.38%
Blended Benchmark(1) (reflects no deduction for fees, expenses or taxes)	16.90%	13.40%
(1)	The Blended Benchmark consists of the following two indices: 60% of the Morningstar US All Equity CEF Index, which is a weighted average of the market price of closed-end funds that invest in U.S. equity securities, and 40% of the Morningstar US All Taxable Fixed Income CEF Index, which is a weighted average of the market price of closed-end funds that invest in taxable fixed-income securities.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The following persons serve as portfolio managers of the Fund.
•	Ken Fincher, Senior Vice President and Portfolio Manager of First Trust
•	Jordan Ramsland, Portfolio Manager of First Trust

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Ken Fincher has served as part of the portfolio management team of the Fund since 2016. Jordan Ramsland has served as part of the portfolio management team of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests, and in certain circumstances for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund will trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FCEF.
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